UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2014

O'REILLY AUTOMOTIVE, INC.
(Exact name of registrant as specified in its charter)

Missouri	000-21318	27-4358837
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

233 South Patterson
Springfield, Missouri 65802
(Address of principal executive offices, Zip code)

(417) 862-6708
(Registrant's telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 - Submission of Matters to a Vote of Security Holders

O'Reilly Automotive, Inc. (the "Company") held its 2014 Annual Meeting of Shareholders (the "Annual Meeting") on May 6, 2014. Of the 106,398,395 shares, entitled to vote at the Annual Meeting, 96,829,932 shares were present in person or by proxy. At the Annual Meeting, the shareholders were asked to vote on four Company proposals and one shareholder proposal. A brief description of each proposal, along with the outcome and tabulation of voting results is set forth below:

(a)
The individuals listed in the table below were elected as directors, to hold office until the annual meeting of the Company’s shareholders in 2015 and until his or her successor has been duly elected and qualified. The voting results for each such director are as follows:

	Number of Shares
Name of Nominee	Voted For	Voted Against	Abstain	Broker Non-Votes
David O'Reilly	83,251,266	5,717,014	101,574	7,760,078
Larry O'Reilly	77,510,009	11,457,264	102,581	7,760,078
Rosalie O'Reilly Wooten	77,521,634	11,445,642	102,578	7,760,078
Jay D. Burchfield	86,541,886	2,418,534	109,434	7,760,078
Thomas T. Hendrickson	88,033,452	878,868	157,534	7,760,078
Paul R. Lederer	83,995,266	4,961,850	112,738	7,760,078

The individuals listed in the table below are directors whose term of office will continue until the Company's 2015 annual meeting of shareholders and until his or her successor has been duly elected and qualified:

Name of Director
David O'Reilly
Charlie O'Reilly
Larry O'Reilly
Rosalie O'Reilly Wooten
Jay D. Burchfield
Thomas T. Hendrickson
Paul R. Lederer
John R. Murphy
Ronald Rashkow

(b)	The shareholders voted to approve the proposal to amend the Restated Articles of Incorporation of the Company's Subsidiary O'Reilly Automotive Stores, Inc. The voting results are as follows:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
63,447,174	25,499,701	122,979	7,760,078

(c)	The shareholders voted to approve, by a non-binding, advisory vote, the 2013 compensation of the Company’s Named Executive Officers. The voting results are as follows:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
84,833,156	2,241,767	1,994,931	7,760,078

(d)	The shareholders voted to ratify the appointment of Ernst & Young, LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2014. The voting results are as follows:

Number of Shares
Voted For	Voted Against	Abstain
94,712,672	1,964,642	152,618

(e)
The shareholders voted against the shareholder proposal to adopt a policy requiring senior executives to retain a significant percentage of shares acquired through equity pay programs until reaching normal retirement age. The voting results are as follows:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
20,849,064	67,933,347	287,443	7,760,078

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2014	O'REILLY AUTOMOTIVE, INC.

By: /s/ Thomas McFall
Thomas McFall
Executive Vice-President of Finance and Chief Financial Officer
(principal financial and accounting officer)